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                                                                    EXHIBIT 99.3

              FORM OF OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
              --------------------------------------------------


  THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of October 13, 1997 (this "Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

  This Seller of Shares of Common Stock of Saf-T-Lok Inc., a Corporation organized under the laws of the state of Delaware, with executive offices located at 28245 S.E. Federal Highway, Tequesta, Florida 33469, and Firstimpex, Inc., Mercacorp Inc. and Dafico Investment Corp. (collectively the "Buyer") hereby represent, warrant, and agree as follows.

THE COMMON STOCK OFFERED HEREBY HAS NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE l933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.


       1.    AGREEMENT TO SUBSCRIBE; PURCHASE PRICE
             --------------------------------------

(a)  Subscription.  The Buyer (and each of them) represent that it qualifies
     ------------
 under Regulation S to purchases shares of Common Stock of Seller and agrees to purchase the numbers of shares of Seller's Common Stock as set forth on Schedule A annexed hereto.

(b)  Purchase Price. The purchase price for the Shares of Common Stock shall be
     --------------
      per share or             for the purchase of         shares to be paid at
a Closing to be held no later than October 30, 1997. Each Buyer shall also receive two (2) Common Stock Purchase Warrants for each share of Common Stock purchased. Each Warrant entitles the holder to purchase one share of Common
Stock at        per share for a period of twenty-four months from October 13,
1997.

(c)  Payment.  The aggregate purchase price for the Shares shall be payable at
     --------
closing by delivering immediately available funds in United States Dollars by wire transfer to the designated depository for closing by delivery of Securities versus payment.

(d)  Closing.  Subject to the satisfaction of the conditions set forth in
     -------
Sections 8 and 9 hereof, the closing of the transactions contemplated by this Agreement shall occur on October 15, 1997 or such earlier or later date as is mutually agreed to in writing by Buyer and Seller.

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            2.   SUBSCRIBER REPRESENTATIONS: ACCESS TO INFORMATION.
                 -------------------------------------------------

(a)  Offshore Transaction.  In connection with the sale of the shares, Buyer
     --------------------
represents and warrants to Seller as follows:

    (i) Buyer is not organized under the laws of any jurisdiction within the United States was not formed for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person, as that term is defined in
Section 902(o) of Regulation S. Buyer is not, and on the closing date will not be, an affiliate of Seller;

    (ii) At the time the buy order was originated, Buyer was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

   (iii) No offer to purchase the Shares was made in the United States;

    (iv) Buyer is purchasing the Shares for its own account or for the account of persons (who are not U.S. Persons), each of whom has entered into an offshore securities subscription agreement in a form substantially similar to this Agreement, and Buyer and each such person is qualified to purchase the Shares under the laws of its residence and the offer and sale of the Shares will not violate the securities or other laws of such jurisdiction;

    (v) All subsequent offers and sales of the Shares by buyer shall be made in compliance with any applicable Securities laws of any applicable jurisdiction and with Regulation S or pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration. In any case, the Shares will not he resold by Buyer to a U.S. Person or within the United States until after the end of the forty (40) day period commencing on the later of the date of closing of the purchase of the Shares by Buyer or the date of the first offer of the Shares to persons other than a distributor (the "Restricted Period");

    (vi) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by Buyer with a purchaser located in the United States or a purchaser which is a U.S. Person and (b) are not and will not be part of a plan or scheme by Buyer to evade the registration provisions of the 1933 Act;

   (vii) Buyer understands that the Shares are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exemption from the registration requirements of Federal and State securities laws, and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Shares;

  (viii) Buyer shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser who acts as a distributor of the Shares, who purchases prior to the expiration of the Restricted Period referred to in subparagraph (v) above, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as Buyer pursuant to Section 903(c)(2)(iv) of Regulation S;

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    (ix) Buyer has not conducted any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S nor has Buyer conducted any general solicitation relating to the offer and sale of the securities which are the subject of this transaction in the United States or elsewhere;

    (x) This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors" rights generally;

    (xi) The execution and delivery of this Agreement and the consummation of the purchase of the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Buyer of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of Buyer or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Buyer is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or state court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Buyer or any of its properties or assets;

   (xii) All invitations, offers and sales of or in respect of, the Shares by Buyer and any distribution by Buyer of any documents relating to any offer by it of the Shares will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Seller with any regulatory authority or stock exchange in any country or any political sub-division of any country;

  (xiii) Buyer will not make any offer or sale of Shares by any means which would not comply with the laws and regulations of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon Seller any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obliged to do any act; and

   (xiv) Neither Buyer nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter or into any put option, short position or other similar instrument or position with respect to the Shares or securities of the same class as the Shares.

(b)  No Government Recommendation or Approval.  Buyer understands that no
     ----------------------------------------
Federal or State agency has passed on or made any recommendation or endorsement of the Shares.

(c)  Current Public Information.  Buyer acknowledges that it and its advisors,
     --------------------------
if any, have been furnished with all materials relating to the business, finances and operations of Seller and all materials relating to the offer and sale of the Shares which have been requested by Buyer. Buyer further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries. Without limiting the generality of the foregoing, Buyer has received Seller's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1996, (2) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997, (3) Form 8-K, reporting event dated June 27, 1997, and (4) Form 8-K, reporting event dated August 27, 1997. (Items 3 and 4 are attached to this Agreement.)

(d)  Buyer's Sophistication.  Buyer acknowledges that the purchase of the
     ----------------------
Shares

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involves a high degree of risk, including the total loss of Buyer's investment. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Shares.

       3.    SELLER REPRESENTATION.
             ---------------------

(a)  Reporting Company Status.  Seller is a "Reporting Issuer" as defined by
     ------------------------
Rule 902 of Regulation S. Seller has registered its Common Stock pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the Nasdaq Small Cap Market Seller has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Shares (or for such shorter period that Seller has been required to file such material).

(b)  Current Public Information.  Seller has furnished buyer with copies of
     --------------------------
its most recent reports filed under the Exchange Act referred to in Section 2(c) above, and other public available documents.

(c)  Offshore Transaction.  Seller has not offered the Shares to any person in
     --------------------
the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person.

    (i) At the time the buy order was originated, Seller and/or its agents reasonably believe Buyer was outside of the United States and was not a U.S. person, based solely on the representations of Buyer in Section 2(a) hereof.

   (ii) Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States, based solely on the representations of Buyer in Section 2(a) hereof.

  (iii) No offer to buy or sell the shares was or will be made by Seller to any person in the United States.

   (iv) The sale of the Shares by Seller pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S.

    (v) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by Seller with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Seller to evade the registration provisions of the 1933 Act.

(d)  No Directed Selling Efforts.  In regard to this transaction, Seller has
     ---------------------------
not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of the securities which are the subject of this transaction in the United States or elsewhere.

(e)  Concerning the Shares.  The Shares when issued and delivered will be duly
     ---------------------
and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company.

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(f)  Subscription Agreement.  This Agreement has been duly authorized, validly
     ----------------------
executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

(g)  Non-Contravention.  The execution and delivery of this Agreement and the
     -----------------
consummation of the issuance of the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or Constitute a default under, the articles of incorporation or by-laws of Seller or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court. Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

(h)  Approvals.  Seller is not aware of any authorization, approval or consent
     ---------
of any governmental body which is legally required for the issuance and sale of the Shares as contemplated by this Agreement.

       4.  EXEMPTION:  RELIANCE ON REPRESENTATIONS.  Buyer understands that the
           ---------------------------------------
offer and sale of the Shares not being registered under the 1933 Act. Seller and Buyer are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Seller acknowledges that Buyer may resell the Shares outside the United States to non-U.S. Persons in reliance on Regulation S at the same or a different price than the purchase price hereunder, and that Buyer is under no obligation to purchase or retain any of the Shares for its own account; provided, all offers and sales by Buyer are made in
                     ---------
accordance with Regulation S and this Agreement.

       5.  TRANSFER AGENT INSTRUCTIONS.   Seller's transfer agent will be
           ---------------------------
instructed to issue one or more share certificates representing the Shares sold hereunder without restrictive legend in the name of Buyer (or its nominee (being a non-U.S. person) or such non-U.S. Persons as may be designated by Buyer prior to the closing) and in such denominations to be specified prior to closing. Seller further warrants that no instructions other than these instructions and instructions to impose a "stop transfer" instruction with respect to the Certificates until the end of the Restricted Period have been given to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of Seller. Nothing in this section, however, shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Share.

       6.  STOCK DELIVERY INSTRUCTIONS.  The Share certificates in the form
           ---------------------------
required to be delivered by Section 5 above shall be delivered to the Buyer on a delivery versus payment basis at such time and place as shall be mutually agreed by Seller and Buyer; provided that such certificates shall be made available for inspection at such reasonable time as Buyer may request prior to closing.

       7.  USE OF PROCEEDS.  Seller intends to use the proceeds of the sale of
           ---------------
the Shares to Buyer for working capital, acquisitions and general corporate purposes.

       8.  CONDITIONS TO SELLER'S OBLIGATION TO SELL.  Seller's Obligation to
           -----------------------------------------
sell the Shares is conditioned upon:

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(a)  The receipt and acceptance by Buyer of this Agreement as evidenced by execution of this Agreement by the Chairman of the Board or President of Buyer.

(b) Delivery into the closing depository of good funds by Buyer as payment in full of the aggregate Purchase Price of the Shares.

(c) The receipt by Seller of a certificate from an authorized officer of Buyer certifying that the representations and warranties contained in Section 2 hereof are true and correct as of the closing date.

       9.  CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.  Buyer's obligation to
           --------------------------------------------
purchase the Shares is conditioned on:

(a) The receipt and acceptance by Seller of this Agreement as evidenced by execution of this Agreement by the duly authorized officer of Seller.

(b) Delivery of certificates representing the Shares as described in Section 5 hereof.

(c) Delivery of an opinion of counsel to Seller substantially in the form of Exhibit A hereto.
---------

(d) The absence of any event or circumstance that could reasonably be expected to have a material adverse effect on the financial condition of Seller, or the market price of Seller's stock on the Nasdaq Small Cap Market, in any such event as determined by Buyer in its reasonable discretion.

(e) The receipt by Buyer of a certificate from an authorized officer of Seller certifying that the representations and warranties Contained in Section 3 thereof are true and correct as of the closing date and that, to the knowledge of Seller, the conditions set forth in subsection (d) above have been complied with.

       10.  OFFERING MATERIALS.  All offering materials and documents used in
            ------------------
connection with offers and sales of the Shares prior to the expiration of the Restricted Period referred to in Section 2(a)(v) hereof shall include statements to the effect that the Shares have not been registered under the 1933 Act and that neither Buyer, nor any direct or indirect purchaser of the Shares from Buyer, may directly or indirectly offer or sell the Shares in tile United States or to U.S. Persons (other than distributors) unless the Shares are registered under the 1933 Act, or an exception from the registration requirements of the 1933 Act is available, Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Shares (2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Shares, and (3) in any advertisement made or issued by Seller, Buyer, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

       11. Until the end of the ninety (90) day period immediately following the closing of the purchase and sale of the Shares hereunder, and except for any agreement between Buyer and Seller concerning distribution of securities of Seller by Buyer pursuant to Regulation S, Seller shall not issue or enter into any agreement to issue any shares of its capital stock or other equity securities, or options, warrants, rights, or debt instruments exercisable or exchangeable for or convertible into shares of its capital stock or other equity securities, except for (i) the issuance of stock pursuant to outstanding stock options, (ii) the grant of stock options to officers and employees.

       12.  MISCELLANEOUS.
            -------------

(a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

(b) Buyer is an independent contractor, and is not the agent of Seller. Buyer is not authorized to bind Seller, or to make any representations or warranties on behalf of Seller.

(c) Seller makes no representation or warranty with respect to Seller, its finances, assets, business prospects or otherwise, except as expressly set forth herein. Buyer will advise each purchaser and potential purhaser of the Shares of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters, and that such purchaser will be given access to any and all documents and Seller personnel it may reasonably require for such investigation.

(d) All representations and warranties contained in this Agreement by Seller and Buyer shall survive the closing of the transactions contemplated by this Agreement.

(e) This Agreement shall be construed in accordance with the internal laws of Bermuda and shall be binding upon the successors and assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreenient shall be effective as an original.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                       Official Signatory of Seller:

                                       SAF-T-LOK INC.


                                       By: /s/ John L. Gardner
                                           ------------------------------------
                                           Name: John L. Gardner
                                           Title: President


                                       Official Signatory of Buyer:

                                       FIRSTIMPEX, INC.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA

                                       MERCACORP INC.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA


                                       DAFICO INVESTMENT CORP.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA
                                           Title:

            ADDENDUM TO OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
            ------------------------------------------------------

Receipt of all filings with the SEC since January 1, 1997.
----------------------------------------------------------

Buyers acknowledge receipt of all filings made by the Company with the Securities and Exchange Commission since January 1, 1997, including the Form 8-K filing made on October 28, 1997, disclosing the number of shares of Common Stock outstanding as a result of the conversion of convertible debentures and shares issued to service providers and stock options recently granted.

Agreement to submit information to The Nasdaq Market, Inc.
----------------------------------------------------------

The Buyers and the Company agree to submit to The Nasdaq Market, Inc., all documents and agreements relating to this transaction to The Nasdaq Market, Inc., including all information requested by Nasdaq as set forth in the letter dated October 21, 1997 from The Nasdaq Market, Inc., attached hereto as an exhibit, immediately upon the execution of this Agreement.

Closing Held In Escrow Pending Action by The Nasdaq Market.
-----------------------------------------------------------

The Company and the Buyers agree that upon closing, the Closing shall be held in escrow by Cohen & Cohen, 445 Park Ave., New York, New York, 10022 (the "Escrow Agent") under the supervision of Frank R. Cohen, Esq. Pursuant to the terms set forth in this Addendum.

All documents, stock certificates, legal opinions, stock purchase warrants and cash pertaining to the Closing shall be held in escrow by the Escrow Agent.

In the event the Company is notified by Nasdaq that the Company's common stock will not be delisted from the Nasdaq SmallCap Market after Nasdaq has reviewed the Information (the "Nasdaq Notification"), the Company will immediately notify the Escrow Agent by fax letter with a copy of the determination letter by Nasdaq. Upon receipt of such notification, the Escrow Agent will deliver all of the documents, stock certificates, legal opinions, stock purchase warrants and cash to the respective parties and the Placement Agent as required by this Agreement and the Placement Agreement between the Company and State Street
Securities dated        .
                 -------

In the event that the Company has not received the Nasdaq Notification by 5:00 P.M. November 4, 1997, the Closing shall be deemed not to have occurred, all agreements relating to this transaction shall be void and the Escrow Agent shall promptly return all documents, stock certificates, legal opinions, stock purchase warrants and cash to the respective parties as if the Closing had not occurred.

This Addendum shall be initialed by the parties to indicate the attachment of this Addendum to the Agreement.

         Buyers:
                -------------
             As attorney in fact for the Buyers

         Saf T Lok, Incorporated


         By:
            ---------------
            President